Van Kampen High Yield Fund
                          Item 77(O) 10F-3 Transactions
                      September 1, 2005 - February 28, 2006



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Covale  2/2/0    -     $100.0 265,000  1,135,    0.43%  0.16%    Banc    Bank
  nce     6              0      ,000     000                      of      of
Specia                                                          Americ  Americ
  lty                                                             a        a
Materi                                                          Securi
  als                                                            ties
 Corp                                                            LLC,
                                                                Credit
                                                                Suisse
                                                                  ,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                 CIBC
                                                                World
                                                                Market
                                                                  s